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                                                                EXHIBIT 99.2


                        ADVANCED ACCESSORY SYSTEMS, LLC
                                      AND
                            AAS CAPITAL CORPORATION
                         Notice Of Guaranteed Delivery
                                       Of
                   9 3/4% Senior Subordinated Notes Due 2007

     As set forth in the Prospectus dated _________ __, 1998 (the "Prospectus"), of Advanced Accessory Systems, LLC and AAS Capital Corporation. (together, the "Issuers") under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," this form must be used to accept the Issuers' offer to exchange their 9 3/4% Series B Senior Subordinated Notes due 2007 (the "New Notes") for an equal principal amount of their 9 3/4% Senior Subordinated Notes due 2007 (the "Old Notes"), by Holders who wish to tender their Old Notes and
(i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, the Letter of Transmittal or an Agent's Message (as defined in the Prospectus) or any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date. This form must be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than the Expiration Date. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.


                             The Exchange Agent is:

                          First Union National Bank

                        230 S. Tryon Street, 9th Floor
                     Charlotte, North Carolina 28288-1179

                  Attention: Corporate Trust Administration

                            Confirm by Telephone:
                                (704) 374-2080

                            Confirm by Telecopier:
                                (704) 383-7316

            Delivery Of This Instrument To An Address Other Than As
             Set Forth Above Or Transmission Via A Facsimile Number
                          Other Than One Listed Above
                     Will Not Constitute A Valid Delivery.

Ladies And Gentlemen:

     The undersigned hereby tenders for exchange to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures. "

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on __________ __, 1998, unless extended by the Issuers. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on _______ __, 1998, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

     All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.




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                                  SIGNATURE

___________________________________________________    Date: ________________

___________________________________________________    Date: ________________
  SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY

Are Code and Telephone Number: ______________________________________________

Name(s): ____________________________________________________________________

_____________________________________________________________________________
                                (PLEASE PRINT)

Capacity (full title), if signing in a fiduciary or representative capacity:
_____________________________________________________________________________

Address:_____________________________________________________________________
                             (INCLUDING ZIP CODE)

Taxpayer Identification or
Social Security No.:_________________________________________________________

Principal Amount of Old Notes Tendered
(must be in integral multiples of $1,000): $ _________________________________

Certificate Number(s) of Old Notes (if available): __________________________

_____________________________________________________________________________

Aggregate Principal Amount
Represented by Certificate(s):$______________________________________________

IF TENDERED OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE NUMBER (if available):

Account No.:_________________________________________________________________

Transaction Number:__________________________________________________________


                             GUARANTEE OF DELIVERY
                    (Not To Be Used For Signature Guarantee)

        The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof) or an Agent's Message, as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at DTC as described in the Prospectus under the caption "The Exchange Offer -- Book-Entry Transfer" and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the fifth
New York Stock Exchange trading day following the Expiration Date.

Name of Eligible Institution:___________________________________________________
                                            (AUTHORIZED SIGNATURE)

Address:________________________________________________________________________

Name:______________________________________________

Title:_____________________________________________

Area Code and
Telephone No.:_____________________________________

Date:______________________________________________



NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE. ACTUAL SURRENDER OF OLD NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.




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                                   SIGNATURE
______________________________________________ Date: ___________________________

______________________________________________ Date: ___________________________
Signature(s) Of Holder(s) Or Authorized Signatory

Area Code and Telephone Number:_________________________________________________

Name(s):

________________________________________________________________________________

________________________________________________________________________________
                                 (Please Print)

Capacity (full title), if signing in a fiduciary or representative capacity:

________________________________________________________________________________
Address:

________________________________________________________________________________
                              (Including Zip Code)

Taxpayer Identification or
Social Security No.:

________________________________________________________________________________
Principal Amount of Old Notes Tendered (must be in integral multiples of $1,000): $_______________________________________

Certificate Number(s) of Old Notes (if available):

________________________________________________________________________________
Aggregate Principal Amount Represented
by Certificate(s):$__________________________________________________________

IF TENDERED OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO. AND TRANSACTION CODE NUMBER (if available):

Account No.:_________________________

Transaction Number:__________________